Exhibit 99.1

         Parkway Properties, Inc. Reports Second Quarter 2003 Results


    JACKSON, Miss., Aug. 4 /PRNewswire-FirstCall/ -- Parkway Properties, Inc.

(NYSE: PKY) today announced results for its second quarter ended June 30,

2003.



    Consolidated Financial Results

    *  Net income available to common shareholders for the three months ended

       June 30, 2003 was $7,523,000 ($.72 per diluted share) compared to

       $5,196,000 ($.55 per diluted share) for the three months ended June 30,

       2002.  Net income available to common shareholders for the six months ended June 30, 2003 was $13,623,000 ($1.36 per diluted share) compared to $10,706,000 ($1.13 per diluted share) for the six months ended June

       30, 2002.  Gains on sale of joint venture interests and real estate of

       $4,545,000 and $5,641,000 were included in net income available to common shareholders for the three months and six months ended June 30,

       2003, respectively.  A net gain on the sale of a joint venture interest and real estate of $501,000 was included in net income available to common shareholders for the three months and six months ended June 30,

       2002.  A $2,619,000 ($.21 per diluted share) non-cash adjustment for original issue costs related to the redemption of Series A Preferred

       Stock was recorded in the second quarter.  The Series A Preferred Stock was originally issued in April of 1998.



    *  Funds from operations ("FFO") totaled $13,085,000 ($1.16 per diluted share) for the three months ended June 30, 2003 compared to $11,930,000

       ($1.16 per diluted share) for the three months ended June 30, 2002.

       FFO totaled $25,850,000 ($2.38 per diluted share) for the six months ended June 30, 2003 compared to $24,411,000 ($2.37 per diluted share)

       for the six months ended June 30, 2002.  FFO does not include the impact of the $2,619,000 ($.21 per diluted share) non-cash adjustment for original issue costs related to the redemption of Series A

       Preferred Stock during the quarter.



    *  Funds available for distribution ("FAD") totaled $7,098,000 for the three months ended June 30, 2003 compared to $7,072,000 for the three months ended June 30, 2002.  FAD totaled $13,461,000 for the six months ended June 30, 2003 compared to $15,457,000 for the six months ended

       June 30, 2002.



    Acquisitions and Sales

    *  On May 28, 2003, the Company sold an 80% interest in two Jackson,

       Mississippi, assets, River Oaks Place and the IBM Building, to approximately 35 individual investors.  Proceeds from the sale were used to reduce short-term borrowings under the Company's lines of credit pending reinvestment.  The Company continues to provide management and leasing services for the building.  The Company recognized a gain on this transaction of $4,183,000 in the second quarter.



    *  On June 26, 2003, the Company sold .7407 acres of land in Houston Texas for cash proceeds of $451,000.  Proceeds from the sale were used to reduce short-term borrowings under the Company's lines of credit.  The

       Company recognized a gain on this sale of land of $362,000 in the second quarter.



    *  On August 1, 2003, the Company sold its investment in the BB&T

       Financial Center in Winston-Salem, North Carolina, to Cabot Investment

       Properties for $27.5 million plus the assumption of future tenant improvements of approximately $500,000.  Parkway Realty Services will continue to manage and lease the property under a ten-year management agreement and received an acquisition fee of $186,000, which will be included in income in the third quarter.  The Company expects to record a gain on this sale of approximately $5 million in the third quarter.

       Proceeds from the sale were used to reduce amounts outstanding under bank lines of credit, pending the reinvestment in operating properties,

       and towards the early extinguishment of the $11,201,000 mortgage secured by the BB&T Financial Center.



    Operations and Leasing

    *  Parkway's customer retention rate for the three months ending June 30,

       2003 was 66% compared to 71% for the quarter ending Mach 31, 2003 and

       58% for the quarter ending June 30, 2002.  Customer retention for the six months ending June 30, 2003 was 69% compared to 71% for the six months ending June 30, 2002.



    *  As of July 1, 2003, occupancy of the office portfolio was 91.8%

       compared to 92.1% as of April 1, 2003 and 92.3% as of July 1, 2002.



    *  During the quarter ending June 30, 2003, leases were renewed or expanded on 264,000 net rentable square feet at an average rental rate decrease of .7% and a cost of $1.84 per square foot per year of the lease term in committed tenant improvements and leasing commissions.

       New leases were signed during the quarter on 106,000 net rentable square feet at a cost of $2.83 per square foot per year of the lease term in committed tenant improvements and leasing commissions.



    *  Same store assets produced a decrease in net operating income ("NOI")

       of $527,000 or 3% during the quarter compared to the second quarter of

       2002.  The decrease in same store revenue was attributable mainly to a

       1.8% decrease in occupancy and a rental rate decrease of $1.86 per square foot.  The increase in same store operating expenses is mainly attributable to increases in repairs and maintenance, utilities, and insurance.  Same store assets produced a decrease in NOI of $1,239,000 or 3.4% for the six months ended June 30, 2003 compared to the same period of the prior year.



    *  During the second quarter and through August 1, 2003, the Company collected all rents from WorldCom, Inc. or its subsidiaries as called for under current leases.  The Company currently recognizes rental income from these leases on the cash basis.



    Capital Markets and Financing

    *  The Company's previously announced cash dividend of $.65 per share for the quarter ended June 30, 2003 represents a payout of approximately

       56% of FFO per diluted share.  The second quarter dividend was paid on

       June 27, 2003 and equates to an annualized dividend of $2.60 per share,

       a yield of 6.0% on the closing stock price on August 1, 2003 of $43.60.



    *  The Company closed an $18,800,000 non-recourse first mortgage secured by two properties in Houston and one property in Phoenix on April 18,

       2003.  The mortgage, which is interest only for the first three years,

       has a fixed interest rate of 5.27% with a 7-year term and a 25-year amortization.  Proceeds from the mortgage were used to reduce amounts outstanding under the Company's lines of credit, pending future reinvestment in operating properties.



    *  On May 8, 2003, the stockholders of the Company approved Parkway's 2003

       Equity Incentive Plan that authorized the grant of restricted shares of

       Common Stock and deferred share units payable in Common Stock to employees of the Company.  The stockholders approved the January 2,

       2003 issuance of 132,000 shares of restricted stock to certain officers of the Company effective May 8, 2003.  The stock price on the date of grant was $35.19, and the vesting period for the stock is 7 years or 36 months if certain operating results are achieved by the Company in the

       VALUE2 Plan.



    *  Simultaneous with the closing of the sale of the Company's 80% interest in the IBM Building and River Oaks Place, the partnership that owns the properties closed an $11.525 million mortgage.  The non-recourse first mortgage has a fixed interest rate of 5.84%, amortizes over 28 years and matures in ten years.



    *  During the second quarter, the Company completed a public offering of

       2,400,000 shares of 8.0% Series D Cumulative Redeemable Preferred

       Stock.  The Series D Preferred Stock has a $25 liquidation value per share and will be redeemable at the option of the Company on or after

       June 27, 2008.  The net proceeds from the offering of $58 million were used to redeem the Company's 2,650,000 shares of 8.75% Series A

       Cumulative Redeemable Preferred Stock. The Series A Preferred Stock

       also had a $25 per share liquidation value. In connection with the redemption of the Series A Preferred Stock, a $2,619,000 ($.21 per

       diluted share) non-cash adjustment for original issue costs was recorded in the second quarter.  The non-cash adjustment for original issue costs does not impact FFO.



    *  As of June 30, 2003 the Company's debt-to-total market capitalization ratio was 38.4% compared to 40.7% as of March 31, 2003.  The Company anticipates that the debt-to-total market capitalization will increase to approximately 45% upon reinvestment of the proceeds from the joint ventures and equity issuance.



    Outlook for 2003

    The Company is forecasting FFO per diluted share of $4.67 to $4.75 and earnings per diluted share ("EPS") of $2.92 to $2.97 for 2003.  The reconciliation of forecasted earnings per diluted share to forecasted FFO per diluted share is as follows:



    Guidance for 2003                                     Range

    Fully diluted EPS                                 $2.92 - $2.97

    Plus:  Real estate

     depreciation and amortization                    $2.21 - $2.23

    Plus:  Depreciation on unconsolidated

     joint ventures                                   $0.16 - $0.17

    Plus:  Original issuance cost of redeemed

     preferred stock                                  $0.21 - $0.21

    Less:  Gain on sale of joint ventures and

     real estate                                     ($0.83 - $0.83)



    Fully diluted FFO per share                       $4.67 - $4.75



    The following assumptions were used in making this forecast:

    *  Occupancy of approximately 92% for the remainder of 2003.

    *  Same store net operating income growth in the range of zero to a negative 3%.

    *  Average interest rate of 2.9% on short-term, floating rate debt in the

       3rd and 4th quarters.

    *  Proceeds from the joint ventures, the equity offering, the issuance of common shares, and the BB&T sale were assumed to be reinvested at a

       9.0% to 9.5% cap rate with $50 million to be invested on September 1st

       and $80 million on October 1st.   No additional acquisitions or

       dispositions were assumed in the 2003 budget.



    Steven G. Rogers, President and Chief Executive Officer stated,

"Operations for the second quarter were flat reflecting a continuation of the difficult office leasing environment.  Occupancy held steady at 91.8% and tenant retention was slightly below our target at 66%.  The VALUE2 Plan is off to a strong start with the joint ventures and recent asset sales.  This,

coupled with the other positive capital events, enables us to continue to profitably recycle the assets within our portfolio.  For the balance of the year we will focus our energy on making sound investments with the proceeds from recent capital events, as well as continue our focus on occupancy and operations."



    Additional Information

    January 1, 2003 marked the beginning of Parkway's VALUE2 Operating Plan,

which will span the three-year period ending December 31, 2005.  This plan reflects the employees' commitment to create Value for its shareholders while holding firm to the core Values as espoused in the Parkway Commitment to

Excellence.  The Company plans to create value by Venturing with best partners, Asset recycling, Leverage neutral growth, Uncompromising focus on operations, and providing an Equity return to its shareholders that is 10%

greater than that of its peer group, the NAREIT Office Index.  Equity return is defined as growth in FFO per diluted share.

    Parkway will conduct a conference call to discuss the results of its second quarter operations on Tuesday, August 5, 2003, at 10:00 am ET.

The number for the conference call is 1-800-478-6251.  A taped replay of the call can be accessed 24 hours a day through August 15, 2003 by dialing

1-888-203-1112, and using the pass code of 520642.  An audio replay will be archived and indexed in the investor relations section of Parkway's website at

www.pky.com.  A copy of the Company's 2003 second quarter supplemental financial and property information package is available by accessing the

Company's website, emailing your request to rjordan@pky.com or calling Rita

Jordan at 601-948-4091.  Please participate in the visual portion of the conference call by accessing the Company's website and clicking on the "2Q

Call" Icon.  By clicking on topics in the left margin, you can follow visual representations of the presentation.

    Additional information on Parkway Properties, Inc., including an archive of corporate press releases and conference calls, is available on the

Company's website.  The Company's second quarter 2003 Supplemental Operating and Financial Data, which includes a reconciliation of GAAP to Non-GAAP financial measures, will be available on the Company's website prior to the start of the conference call.



    About Parkway Properties

    Parkway Properties, Inc. is a self-administered real estate investment trust specializing in the operations, acquisition, ownership, management, and leasing of office properties.  The Company is geographically focused on the

Southeastern and Southwestern United States and Chicago.  Parkway owns or has an interest in 55 office properties located in 11 states with an aggregate of approximately 9,648,000 square feet of leasable space as of August 4, 2003.

The Company also offers fee based real estate services through its wholly owned subsidiary, Parkway Realty Services.

    Certain statements in this release that are not in the present tense or discuss the Company's expectations (including the use of the words anticipate,

forecast or project) are forward-looking statements within the meaning of the federal securities laws and as such are based upon the Company's current belief as to the outcome and timing of future events.  There can be no assurance that future developments affecting the Company will be those anticipated by the Company.  These forward-looking statements involve risks and uncertainties (some of which are beyond the control of the Company) and are subject to change based upon various factors, including but not limited to the following risks and uncertainties:  changes in the real estate industry and in performance of the financial markets; the demand for and market acceptance of the Company's properties for rental purposes; the amount and growth of the Company's expenses; tenant financial difficulties and general economic conditions, including interest rates, as well as economic conditions in those areas where the Company owns properties; the risks associated with the ownership of real property; and other risks and uncertainties detailed from time to time on the Company's SEC filings.  Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Company's results could differ materially from those expressed in the forward-looking statements.  The Company does not undertake to update forward-looking statements.













                            PARKWAY PROPERTIES, INC.

                           CONSOLIDATED BALANCE SHEETS

                        (In thousands, except share data)





                                                 June 30         December 31

                                                   2003              2002

                                                (Unaudited)

    Assets

    Real estate related investments:

    Office and parking properties                 $778,837          $806,000

    Accumulated depreciation                      (107,772)          (99,449)

                                                   671,065           706,551



    Land available for sale                          3,528             3,528

    Note receivable from Moore Building

     Associates LP                                   5,996             5,996

    Mortgage loans                                     866               869

    Investment in unconsolidated joint ventures     20,036            15,640

                                                   701,491           732,584



    Interest, rents receivable and other assets     30,221            29,759

    Cash and cash equivalents                        2,955             1,594

                                                  $734,667          $763,937







    Liabilities

    Notes payable to banks                         $67,918          $141,970

    Mortgage notes payable without recourse        239,822           209,746

    Accounts payable and other liabilities          31,117            35,400

                                                   338,857           387,116



    Stockholders' Equity

    8.75% Series A Preferred stock, $.001

     par value, 2,760,000 shares authorized and

     2,650,000 shares issued and outstanding

      in 2002                                          ---            66,250

    8.34% Series B Cumulative Convertible

     Preferred stock, $.001 par value, 2,142,857

     shares authorized, issued and outstanding      75,000            75,000

    8.00% Series D Preferred stock, $.001

     par value, 2,400,000 shares authorized,

     issued and outstanding in 2003                 58,094               ---

    Common stock, $.001 par value,

     65,057,143 shares authorized, 10,327,395

     and 9,385,420 shares issued and outstanding

     in 2003 and 2002, respectively                     10                 9

    Common stock held in trust, at cost,

     128,000 shares in 2003                         (4,321)              ---

    Additional paid-in capital                     234,889           199,979

    Unearned compensation                           (4,313)              ---

    Accumulated other comprehensive loss              (110)             (170)

    Retained earnings                               36,561            35,753

                                                   395,810           376,821

                                                  $734,667          $763,937















                            PARKWAY PROPERTIES, INC.

                        CONSOLIDATED STATEMENTS OF INCOME

                      (In thousands, except per share data)



                                                      Three Months Ended

                                                            June 30

                                                    2003              2002

                                                         (Unaudited)



    Revenues

    Income from office and parking properties      $35,162           $38,419

    Management company income                          681               358

    Interest on note receivable from

     Moore Building Associates LP                      204               245

    Incentive management fee from Moore

     Building Associates LP                             87               100

    Other income and deferred gains                    281               274

                                                    36,415            39,396



    Expenses

    Office and parking properties:

    Operating expense                               15,817            16,534

    Interest expense:

    Contractual                                      4,056             5,173

    Amortization of loan costs                          75                57

    Depreciation and amortization                    6,598             7,081

    Operating expense for other real

     estate properties                                  10                 8

    Interest expense on bank notes:

    Contractual                                        494             1,456

    Amortization of loan costs                         187               137

    Management company expenses                        175               155

    General and administrative                         962             1,265

                                                    28,374            31,866



    Income before equity in earnings, gain

     (loss), minority interest and

     discontinued operations                         8,041             7,530

    Equity in earnings of unconsolidated

     joint ventures                                    623               133

    Gain (loss) on sale of joint venture

     interests and real estate                       4,545              (269)

    Minority interest - unit holders                   ---                (1)

    Income from continuing operations               13,209             7,393

    Discontinued operations:

    Income from discontinued operations                ---                47

    Gain on sale of real estate from

     discontinued operations                           ---               770

    Net Income                                      13,209             8,210

    Original issue costs associated with

     redemption of preferred stock                  (2,619)              -

    Dividends on preferred stock                    (1,503)           (1,449)

    Dividends on convertible preferred stock        (1,564)           (1,565)

    Net income available to common stockholders     $7,523            $5,196



    Net income per common share:

    Basic                                            $0.74             $0.56

    Diluted                                          $0.72             $0.55



    Dividends per common share                       $0.65             $0.63



    Weighted average shares outstanding:

    Basic                                           10,224             9,285

    Diluted                                         10,457             9,502















                            PARKWAY PROPERTIES, INC.

                        CONSOLIDATED STATEMENTS OF INCOME

                      (In thousands, except per share data)



                                                        Six Months Ended

                                                             June 30

                                                     2003              2002

                                                          (Unaudited)



    Revenues

    Income from office and parking

     properties                                    $72,219           $79,011

    Management company income                        1,142               484

    Interest on note receivable from

     Moore Building Associates LP                      406               482

    Incentive management fee from Moore

     Building Associates LP                            155               160

    Other income and deferred gains                    487               323

                                                    74,409            80,460



    Expenses

    Office and parking properties:

    Operating expense                               32,379            33,462

    Interest expense:

    Contractual                                      8,026            10,717

    Prepayment expenses                                ---                18

    Amortization of loan costs                         132               140

    Depreciation and amortization                   13,952            14,053

    Operating expense for other real

     estate properties                                  20                17

    Interest expense on bank notes:

    Contractual                                      1,523             2,935

    Amortization of loan costs                         364               249

    Management company expenses                        241               251

    General and administrative                       2,144             2,581

                                                    58,781            64,423



    Income before equity in earnings,

     gain (loss), minority interest and

     discontinued operations                        15,628            16,037

    Equity in earnings of unconsolidated

     joint ventures                                  1,054               149

    Gain (loss) on sale of joint venture

     interests and real estate                       5,641              (269)

    Minority interest - unit holders                    (1)               (1)

    Income from continuing operations               22,322            15,916

    Discontinued operations:

    Income from discontinued operations                ---                47

    Gain on sale of real estate from

     discontinued operations                           ---               770

    Net Income                                      22,322            16,733

    Original issue costs associated with

     redemption of preferred stock                  (2,619)              ---

    Dividends on preferred stock                    (2,952)           (2,898)

    Dividends on convertible preferred stock        (3,128)           (3,129)

    Net income available to common stockholders    $13,623           $10,706



    Net income per common share:

    Basic                                            $1.38             $1.15

    Diluted                                          $1.36             $1.13



    Dividends per common share                       $1.30             $1.26



    Weighted average shares outstanding:

    Basic                                            9,839             9,270

    Diluted                                         10,039             9,453



    In accordance with SFAS 145 "Rescission of FASB Statements No. 4, 44 and

    64, Amendment of FASB Statement No. 13 and Technical Corrections,"

    effective for fiscal years beginning after May 15, 2002, any gain or loss on extinguishment of debt that was classified as an extraordinary item in prior periods shall be reclassified.  All such amounts recognized by

    Parkway have been reclassified to "Interest expense - prepayment expenses."











                             PARKWAY PROPERTIES, INC.

            FUNDS FROM OPERATIONS AND FUNDS AVAILABLE FOR DISTRIBUTION

         FOR THE THREE MONTHS AND SIX MONTHS ENDED JUNE 30, 2003 AND 2002

                      (In thousands, except per share data)





                                          Three Months Ended Six Months Ended

                                               June 30           June 30

                                            2003     2002     2003     2002

                                             (Unaudited)       (Unaudited)



    Net Income                             $13,209   $8,210  $22,322  $16,733



    Adjustments to Net Income:

    Preferred Dividends                     (1,503)  (1,449)  (2,952)  (2,898)

    Convertible Preferred Dividends         (1,564)  (1,565)  (3,128)  (3,129)

    Depreciation and Amortization            6,598    7,081   13,952   14,053

    Depreciation and Amortization -

     Discontinued Operations                   ---       22      ---       22

    Adjustments for Unconsolidated Joint

     Ventures                                  529      133      938      135

    Amortization of Deferred Gains              (1)      (2)      (4)      (5)

    Minority Interest - Unit Holders           ---        1        1        1

    Gain on Sale of Joint Venture

     Interests and Real Estate              (4,183)    (501)  (5,279)    (501)

    Funds From Operations (1)              $13,085  $11,930  $25,850  $24,411





    Funds Available for Distribution

    Funds From Operations                  $13,085  $11,930  $25,850  $24,411

    Add (Deduct):

    Adjustments for Unconsolidated Joint

     Ventures                               (1,191)     (32)  (1,637)     (32)

    Straight-line rents                       (513)    (487)  (1,029)  (1,185)

    Amortization of Restricted Stock

     Grants                                    332      547      332    1,095

    Capital Expenditures:

    Building Improvements                     (992)    (977)  (2,734)  (1,349)

    Tenant Improvements - New Leases        (2,028)  (2,136)  (3,071)  (3,056)

    Tenant Improvements - Lease Renewals    (1,057)    (653)  (2,805)  (1,379)

    Leasing Commissions - New Leases          (273)    (705)    (495)  (2,401)

    Leasing Commissions - Lease Renewals      (265)    (415)    (950)    (647)

    Funds Available for Distribution (1)    $7,098   $7,072  $13,461  $15,457





    Diluted Per Common Share/

     Unit Information (**)

    FFO per share                            $1.16    $1.16    $2.38    $2.37

    Dividends paid                           $0.65    $0.63    $1.30    $1.26

    Dividend payout ratio for FFO           55.92%   54.37%   54.65%   53.06%

    Weighted average shares/units

     outstanding                            12,602   11,646   12,183   11,598





    Other Supplemental Information

    Upgrades on Acquisitions                $2,202    $(303)  $2,688     $785

    Gain on Sale of Land                      $362     $---     $362     $---





    **Information for Diluted Computations:

    Convertible Preferred Dividends         $1,564   $1,565   $3,128   $3,129

    Basic Common Shares/Units Outstanding   10,226    9,286    9,840    9,271

    Convertible Preferred Shares

     Outstanding                             2,143    2,143    2,143    2,143

    Dilutive Effect of Stock Options and

     Warrants                                  233      217      200      184







    (1)  FFO and FAD is included herein because we believe that these measures are helpful to investors and our management as measures of the performance of an equity REIT.  These measures, along with cash flow from operating activities, financing and investing activities, provide investors with an indication of our ability to incur and service debt, to make capital expenditures and to fund other cash needs.

        Parkway believes it computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts

    ("NAREIT"), which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition.  FFO is defined as net income, computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains or losses from the sales of properties, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

        There is not a standard definition established for FAD.  Therefore,

    our measure of FAD may not be comparable to FAD reported by other

    REITs.  We define FAD as FFO increased by amortization of restricted stock grants and reduced by straight line rents, non-revenue enhancing capital expenditures for building improvements, tenant improvements and leasing costs.  Adjustments for unconsolidated partnerships and joint ventures are included in the computation of FAD on the same basis.























                             PARKWAY PROPERTIES, INC.

                    CALCULATION OF EBITDA AND COVERAGE RATIOS

         FOR THE THREE MONTHS AND SIX MONTHS ENDED JUNE 30, 2003 AND 2002

                                  (In thousands)





                                          Three Months Ended Six Months Ended

                                               June 30           June 30

                                            2003     2002     2003     2002

                                             (Unaudited)       (Unaudited)



    Net Income                             $13,209   $8,210  $22,322  $16,733



    Adjustments to Net Income:

    Interest Expense                         4,550    6,629    9,549   13,652

    Amortization of Financing Costs            262      194      496      389

    Prepayment Expenses - Early

     Extinguishment of Debt                    ---      ---      ---       18

    Depreciation and Amortization            6,598    7,103   13,952   14,075

    Amortization of Deferred Compensation      332      547      332    1,095

    Gain on Sale of Joint Venture

     Interests and Real Estate              (4,545)    (501)  (5,641)    (501)

    Tax Expenses                                48       30       88       61

    EBITDA - Unconsolidated Joint Ventures   1,400      387    2,564      396



    EBITDA (1)                             $21,854  $22,599  $43,662  $45,918





    Interest Coverage Ratio:

    EBITDA                                 $21,854  $22,599  $43,662  $45,918



    Interest Expense:

    Interest Expense                        $4,550   $6,629   $9,549  $13,652

    Interest Expense - Unconsolidated

     Joint Ventures                            708      205    1,317      212

    Total Interest Expense                  $5,258   $6,834  $10,866  $13,864



    Interest Coverage Ratio                   4.16     3.31     4.02     3.31





    Fixed Charge Coverage Ratio:

    EBITDA                                 $21,854  $22,599  $43,662  $45,918



    Fixed Charges:

    Interest Expense                        $5,258   $6,834  $10,866  $13,864

    Preferred Dividends                      3,067    3,014    6,080    6,027

    Preferred Distributions -

     Unconsolidated Joint Ventures             125       45      253       45

    Principal Payments (Excluding Early

     Extinguishment of Debt)                 2,987    2,897    5,692    5,463

    Principal Payments - Unconsolidated

     Joint Ventures                            141       48      277       56

    Total Fixed Charges                    $11,578  $12,838  $23,168  $25,455



    Fixed Charge Coverage Ratio               1.89     1.76     1.88     1.80







    (1)  EBITDA, a non-GAAP financial measure, means operating income before mortgage and other interest expense, income taxes, depreciation and amortization.  We believe that EBITDA is useful to investors and Parkway's management as an indication of the Company's ability to service debt and pay cash distributions.  EBITDA, as calculated by us, is not comparable to

    EBITDA reported by other REITs that do not define EBITDA exactly as we do.

    EBITDA does not represent cash generated from operating activities in accordance with generally accepted accounting principles, and should not be considered an alternative to operating income or net income as an indicator of performance or as an alternative to cash flows from operating activities as an indicator of liquidity.









                             PARKWAY PROPERTIES, INC.

             NET OPERATING INCOME FROM OFFICE AND PARKING PROPERTIES

                    THREE MONTHS ENDED JUNE 30, 2003 AND 2002

                 (In thousands, except number of properties data)









                                             Net Operating Income  Occupancy

                            Number of    % of

                            Properties Portfolio

                                         (1)     2003     2002    2003   2002





    Same store properties (2)     47   88.74%  $17,166  $17,693  91.3%  93.1%

    2002 Acquisitions              4    5.45%    1,055      310  92.2%  84.3%

    2003 Acquisitions              1    4.75%      918      ---  95.2%   N/A

    Assets sold                  ---    1.06%      206    3,882   N/A    N/A

    Net Operating Income from

    Office and Parking

     Properties                   52  100.00%  $19,345  $21,885





    (1)  Percentage of portfolio based on 2003 net operating income.



    (2)  Parkway defines Same Store Properties as those properties that were owned for the entire three-month periods ended June 30, 2003 and 2002.

    Same Store net operating income ("SSNOI") includes income from real estate operations less property operating expenses (before interest and depreciation and amortization) for Same Store Properties.  SSNOI as computed by Parkway may not be comparable to SSNOI reported by other REITs that do not define the measure exactly as we do.  SSNOI is a supplemental industry reporting measurement used to evaluate the performance of the

    Company's investments in real estate assets.  The following table is a reconciliation of net income to SSNOI:









                                          Three Months Ended  Six Months Ended

                                                June 30           June 30

                                             2003     2002     2003     2002



    Net income                             $13,209   $8,210  $22,322  $16,733

    Add (Deduct):

    Interest expense                         4,812    6,823   10,045   14,059

    Depreciation and amortization            6,598    7,081   13,952   14,053

    Operating expense for other real

     estate properties                          10        8       20       17

    Management company expenses                175      155      241      251

    General and administrative expenses        962    1,265    2,144    2,581

    (Gain) loss on sale of joint venture

     interests and real estate              (4,545)     269   (5,641)     269

    Minority interest - unit holders           ---        1        1        1

    Income from discontinued operations        ---      (47)     ---      (47)

    Gain on sale of real estate from

     discontinued operations                   ---     (770)     ---     (770)

    Management company income                 (681)    (358)  (1,142)    (484)

    Interest income                           (204)    (245)    (406)    (482)

    Incentive management fee income            (87)    (100)    (155)    (160)

    Equity in earnings of unconsolidated

     joint ventures                           (623)    (133)  (1,054)    (149)

    Other income and deferred gains           (281)    (274)    (487)    (323)



    Net operating income from office and

     parking properties                     19,345   21,885   39,840   45,549



    Less:  Net operating income from non

     same store properties                  (2,179)  (4,192)  (4,643)  (9,113)



    Same Store net operating income        $17,166  $17,693  $35,197  $36,436







    FOR FURTHER INFORMATION:

    Steven G. Rogers, President & Chief Executive Officer

    Marshall A. Loeb, Chief Financial Officer

    (601) 948-4091



SOURCE  Parkway Properties, Inc.

    -0-                             08/04/2003

    /CONTACT:  Steven G. Rogers, President & Chief Executive Officer, or

Marshall A. Loeb, Chief Financial Officer, both of Parkway Properties, Inc.,

+1-601-948-4091/

    /Company News On-Call: http://www.prnewswire.com/gh/cnoc/comp/103115.html/

    /Web site:  http://www.pky.com/

    (PKY)



CO:  Parkway Properties, Inc.

ST:  Mississippi, Texas, Illinois

IN:  RLT

SU:  ERN CCA ERP